UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 17, 2015

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry Into a Material Definitive Agreement.

On February 17, 2015, Acacia Natural Gas Corp I, Inc. (“Acacia”), a wholly-owned subsidiary of EnLink Midstream, LLC (“ENLC”), entered into a Contribution and Transfer Agreement (the “Drop-Down Agreement”) with EnLink Midstream Partners, LP (the “Partnership”), pursuant to which Acacia sold a 25% limited partner interest (the “Transferred Interests”) in EnLink Midstream Holdings, LP (“EMH”), to the Partnership.  The closing of the transactions contemplated by the Drop-Down Agreement occurred simultaneously with the execution of the Drop-Down Agreement.  As consideration for the Transferred Interests, the Partnership issued 31,618,311 Class D Common Units in the Partnership to Acacia (the “Consideration Units”).  After giving effect to the closing of the transactions contemplated by the Drop-Down Agreement, Acacia owns 25% of the total limited partner interests in EMH, with the Partnership indirectly owning the remaining 75% limited partner interest in EMH.

The Partnership’s Class D Common Units are substantially similar in all respects to the Partnership’s Common Units, except that they will only be entitled to a pro rata distribution for the fiscal quarter ended March 31, 2015.  The Partnership’s Class D Common Units will automatically convert into the Partnership’s Common Units on a one-for-one basis on the first business day following the record date for distribution payments with respect to the distribution for the quarter ended March 31, 2015.  The private placement of the Partnership’s Class D Common Units pursuant to the Drop-Down Agreement was made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

Pursuant to the Drop-Down Agreement, the Partnership and Acacia made certain representations and warranties to each other.  Among other representations and warranties, Acacia made representations and warranties to the Partnership regarding title to the Transferred Interests, compliance with laws with regard to Acacia’s ownership of the Transferred Interests and its investment intent with regard to its receipt of the Consideration Units.  The Partnership made representations and warranties to Acacia regarding the accuracy and timeliness of the Partnership’s reporting pursuant to rules and regulations promulgated by the Securities and Exchange Commission (the “Commission”) and the lawfulness of its issuance of the Consideration Units to Acacia.  Acacia and the Partnership also agreed to indemnify each other for breaches of representations and warranties and non-fulfillment of covenants included in the Drop-Down Agreement.

Neither party has the right to assign its rights or obligations under the Drop-Down Agreement, except that the Partnership has the right to assign its rights to any of its direct or indirect subsidiaries or other affiliates.  In connection with the closing of the transactions contemplated by the Drop-Down Agreement, the Partnership assigned its rights to receive the Transferred Interests to EnLink Midstream Operating, LP, its operating subsidiary.

The foregoing description of the Drop-Down Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Drop-Down Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 3.02.                                        Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 to this Current Report is incorporated by reference into this Item 3.02.

Item 5.03.                                       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 17, 2015, EnLink Midstream GP, LLC, the general partner of the Partnership, adopted Amendment No. 1 (the “Partnership Agreement Amendment”) to the Seventh Amended and Restated Agreement of Limited Partnership of the Partnership to establish the Class D Common Units.  The Class  D Common Units are substantially similar in all respects to the Partnership’s Common Units, except that they will only be entitled to a pro rata distribution for the fiscal quarter ended March 31, 2015.  The Class D Common Units will automatically convert into Common Units on a one-for-one basis on the first business day following the record date with respect to the distribution for the quarter ended March 31, 2015.

The foregoing description of the Partnership Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Partnership Agreement Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report.

Item 7.01.                                        Regulation FD Disclosure.

On February 17, 2015, ENLC issued a press release announcing the execution of the Drop-Down Agreement and the closing of the transactions contemplated thereby.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER		DESCRIPTION

3.1	—

Amendment No. 1 to Seventh Amended and Restated Agreement of Limited Partnership of EnLink Midstream Partners, LP, dated as of February 17, 2015 (incorporated by reference to Exhibit 3.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated February 17, 2015, filed with the Commission on February 17, 2015).

10.1	—

Contribution and Transfer Agreement, dated as of February 17, 2015, by and between EnLink Midstream Partners, LP and EnLink Midstream, Inc. (incorporated by reference to Exhibit 10.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated February 17, 2015, filed with the Commission on February 17, 2015).

99.1	—

Press Release dated February 17, 2015 (incorporated by reference to Exhibit 99.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated February 17, 2015, filed with the Commission on February 17, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

	By:	EnLink Midstream Manager, LLC,
its Managing Member

Date: February 17, 2015	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

3.1	—

Amendment No. 1 to Seventh Amended and Restated Agreement of Limited Partnership of EnLink Midstream Partners, LP, dated as of February 17, 2015 (incorporated by reference to Exhibit 3.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated February 17, 2015, filed with the Commission on February 17, 2015).

10.1	—

Contribution and Transfer Agreement, dated as of February 17, 2015, by and between EnLink Midstream Partners, LP and EnLink Midstream, Inc. (incorporated by reference to Exhibit 10.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated February 17, 2015, filed with the Commission on February 17, 2015).

99.1	—

Press Release dated February 17, 2015 (incorporated by reference to Exhibit 99.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated February 17, 2015, filed with the Commission on February 17, 2015).